SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 1996.
                                                --------------------------


                               POWER SPECTRA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 California               0-16672        94-2687782
          --------------------------------------------------------------
          (State or other jurisdiction  (Commission     (IRS Employer
             of incorporation)          File Number)  Identification No.)


               919 Hermosa Court, Sunnyvale, California 94086-4103
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (408) 737-7977
                                                          ------------------


                                 Not applicable.
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant


         On January 19, 1996, the Registrant dismissed the accounting firm of Ernst & Young, which had previously been engaged as the Registrant's independent accountant to audit the Registrant's financial statements. Ernst & Young's reports on the Registrant's financial condition for the fiscal years ended December 31, 1993 and December 31, 1994 did not contain any adverse opinion or disclaimer of opinion, and such reports were not otherwise modified or qualified as to uncertainty, audit scope or accounting principles, except that Ernst & Young's report on the Registrant's financial condition for the fiscal year ended December 31, 1994 contained a going concern qualification. Furthermore, to the knowledge of current management, during the last two fiscal years and any interim period, the Registrant had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report(s). The decision to dismiss Ernst & Young was approved by the Registrant's Board of Directors.

         On January 19, 1996 the Registrant retained the accounting firm of Grant Thornton L.L.P. as its principal accountant to audit the Registrant's financial statements in the future.


Item 7.           Financial Statements and Exhibits


         (c)      Exhibits.

                  16.1 Letter of Ernst & Young dated January 22, 1996 regarding the disclosure contained in Item 4 of this report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POWER SPECTRA, INC.



                                       /s/ Edward J. Lamb
                                       ----------------------------------------
                                       Edward J. Lamb, Chief Financial Officer

                                       Date: January 19, 1996

                               POWER SPECTRA, INC.

                           Current Report on Form 8-K

                                INDEX TO EXHIBITS






Exhibit No.   Description
----------    -----------

16.1 Letter of Ernst & Young dated January 22, 1996 regarding the disclosure contained in Item 4 of this report on Form 8-K